UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl Holcomb	January 24, 2011
Signature of Authorized Individual *	Date

Daryl K. Holcomb	Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$1,955,298.77	$(3.60)	$3,893.92	$-	$1,959,189.09	$-	$39,997.99	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales					$-	$-	$-	$-
Accounts Receivable (1)	45,964.64				45,964.64		1,626,496.31
Loans and Advances					-		992,000.00
Sale of Assets					-		10,161,703.97
Other (Attach List)	(11,354.44)	-	-	-	(11,354.44)		(71,480.31)
Transfers (From DIP Accts.)		100.00			100.00		228,633.59
Change in clearings					-		(36.53)
Total Receipts	$34,610.20	$100.00	$-	$-	$34,710.20	$-	$12,937,317.03	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll					$-	$-	$155,078.58	$-
Payroll Taxes			14.40		14.40		70,019.62
Sales, Use, & Other Taxes					-
Inventory Purchases					-		516,930.24
Secured/Rental/Leases					-		17,932.38
Insurance					-		45,258.12
Administrative	(0.84)				(0.84)		5,582.91
Selling					-
Other (Attach List)	8,499.28	-	-	-	8,499.28		2,327,044.55
Loan payments					-		7,254,641.60
Owner Draw *					-
Transfers (To DIP Accts)	115,100.00				115,100.00		708,437.65
					-
Professional Fees	504,482.13				504,482.13		504,482.13
U.S. Trustee Quarterly Fees					-		6,500.00
Court Costs					-

Total Disbursements	$628,080.57	$-	$14.40	$-	$628,094.97	$-	$11,611,907.78	$-

Net Cash Flow	(593,470.37)	100.00	(14.40)	-	(593,384.77)		1,325,409.25
(Receipts Less Disbursements)

Cash - End of Month	$1,361,828.40	$96.40	$3,879.52	$-	$1,365,804.32	$-	$1,365,407.24	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								$628,094.97
Less: Transfers to Debtor in Possession Accounts								(115,100.00)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees								$512,994.97

(1) Until October 15, 2010, all receipts were swept by the lender and applied directly to the secured debt.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
OTHER RECEIPTS & DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Other Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Interest on escrow funds					$-		$4.38
Forward to Zippo Mfg receipts belonging to Zippo	(11,748.52)				(11,748.52)		(71,484.69)
Forward to Trenton Aviation receipts belonging to Trenton Aviation	(385.51)				(385.51)		(385.51)
Collect other current assets	779.59				779.59		779.59
					-
					-
					-
Total Other Receipts	$(11,354.44)	$-	$-	$-	$(11,354.44)	$-	$(71,086.23)	$-

Other Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Building & ramp costs				$-	$-	$-	$4,647.48	$-
Maintenance costs					-		12,510.15
Transfers to RCLC, Inc. (1)					-		-
401k deposits					-		11,812.72
NJDEP					-		2,500.00
US Customs					-		1,254.40
Prior month reconciling items					-		(750.41)
Getzler Henrich					-		1,895,050.59
Utilities deposits					-		12,632.00
Utilities					-		3,917.23
Equipment					-		511.20
Professional fees of Greenberg Traurig on behalf of Wells Fargo					-		374,459.91
File copying	8,046.40				8,046.40		8,046.40
Payment reimbursed by Trenton Aviation	452.88				452.88		452.88
					-		-
					-		-
					-		-
Total Other Disbursements	$8,499.28	$-	$-	$-	$8,499.28	$-	$2,327,044.55	$-

(1) Included in transfers to DIP accounts

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Tax		Operating		Tax		Payroll		Other
	Wells Fargo Bank, NA		Wells Fargo Bank, NA		Capital One Bank		Capital One Bank		Capital One Bank		Cash on hand
	*		*		*		*		*

Balance Per Book		$67,784.84		$3,879.52		$1,294,043.56		$-		$96.40		$-

Balance Per Bank		$68,098.78		$3,879.52		$1,294,043.56		$-		$96.40		$-
(+) Deposits in Transit (Attach List)		-		-		-		-		-		-
(-) Outstanding Checks (Attach List)		(313.94)		-		-		-		-		-
Other (Attach Explanation)		-		-		-		-		-		-
Adjusted Bank Balance *		$67,784.84		$3,879.52		$1,294,043.56		$-		$96.40		$-
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
	9004	$313.94

		$313.94		$-		$-		$-		$-		$-

Other
				$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-

* Account number has been redacted.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid			Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses		Fees	Expenses

Cole, Schotz, Meisel, Forman & Leonard, P.A.	09/30/10	253,974.80	RA Liq Corp	MT111010	11/10/10	203,179.84	19,366.83	*
Cole, Schotz, Meisel, Forman & Leonard, P.A.	10/31/10	117,911.60	RA Liq Corp	MT113010	11/30/10	94,329.28	4,033.66
									297,509.12	23,400.49
J.H. Cohn LLP	09/30/10	87,866.70	RA Liq Corp	MT111510	11/15/10	70,293.36	107.82
									70,293.36	107.82
Lowenstein Sandler PC	09/30/10	142,913.40	RA Liq Corp	MT112910	11/29/10	114,330.72	1,461.64
		-				-	-		114,330.72	1,461.64
		602,666.50				482,133.20	24,969.95		482,133.20	24,969.95

* The actual disbursement was slightly reduced by a reimbursement received by Cole Schotz from the escrow funds held from the sale of RCPC Liquidating Corp.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$-	$1,232,865.00
Less: Returns and Allowances
Net Revenue	-	1,232,865.00

Cost of Goods Sold
Beginning Inventory	-	223,977.00
Add: Purchases	-	545,011.00
Add: Cost of Labor	-	162,703.00
Add: Other Costs (attach schedule)	1.00	198,976.00
Less: Ending Inventory	-	(203,620.00)
Cost of Goods Sold	1.00	927,047.00
Gross Profit	(1.00)	305,818.00

Operating Expenses
Advertising
Auto and Truck Expense	-	948.00
Bad Debts
Contributions
Employee Benefits Programs	-	6,560.00
Insider Compensation *
Insurance	-	2,677.00
Management Fees	-	269,276.00
Office Expense	-	7,178.00
Pension & Profit-Sharing Plans	-	732.00
Repairs and Maintenance	-	283.00
Rent and Lease Expense
Salaries/Commissions/Fees	-	39,731.00
Supplies	-	480.00
Taxes - Payroll	-	1,551.00
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)	11,615.00	136,543.00
Total Operating Expenses Before Depreciation	11,615.00	465,959.00
Depreciation/Depletion/Amortization	-	31,452.00
Net Profit (Loss) Before Other Income & Expenses	(11,616.00)	(191,593.00)

Other Income and Expenses
Other Income (attach schedule)	(45.00)	(151,076.00)
Interest Expense	-	60,342.00
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	(11,571.00)	(100,859.00)

Reorganization Items
Professional Fees	-	545,945.00
U.S. Trustee Quarterly Fees	-	6,500.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment *	(149,547.00)	5,889,005.00
Other Reorganization Expenses (attach schedule)	59,458.00	59,458.00
Total Reorganization Expenses	209,005.00	(5,277,102.00)
Income Taxes - deferred & allocated among affiliates	-	1,696,145.00
Income Taxes - current	-	133,004.00
Net Profit (Loss)	$(220,576.00)	$3,347,094.00

* Activity in November 2010 results from recognition of additional professional fees related to the October sale.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
Building & ramp department costs	$1.00	$166,687.00
Avionics department costs		2,129.00
Maintenance department costs		23,049.00
Parts & service administration costs		7,111.00

	$1.00	$198,976.00
Other Operational Expenses
Audit fees	$-	$8,333.00
Legal fees
Fees charged by the secured lender	3,569.00	21,963.00
Amortization of loan costs & write-off of unamortized portion		98,201.00
Records copying	8,046.00	8,046.00
	$11,615.00	$136,543.00
Other Income
Write off of prior overaccrual of estimated fees	$-	$51,031.00
Adjustment in prior Chief Restructuring Officer fees		100,000.00
Other	45.00	45.00

	$45.00	$151,076.00
Other Expenses
	$-	$-

	$-	$-
Other Reorganization Expenses
Professional fees	$59,458.00	$59,458.00

	$59,458.00	$59,458.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	1,365,804.00	39,998.00
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)	48,775.00	143,218.00
Notes Receivable
Inventories		223,977.00
Prepaid Expenses	62,253.00	91,243.00
Professional Retainers	25,000.00	25,000.00
Other Current Assets (attach schedule)	604,514.00	527,549.00
Total Current Assets	$2,106,346.00	$1,050,985.00

Property and Equipment
Real Property and Improvements		5,505,335.00
Machinery and Equipment		667,352.00
Furniture, Fixtures and Office Equipment		346,616.00
Leasehold Improvements		1,108,308.00
Vehicles		15,872.00
Less Accumulated Depreciation		(4,389,112.00)
Total Property & Equipment	$-	$3,254,371.00

Other Assets
Loans to Insiders *
Other Assets (see schedule)	4,370,770.00	3,514,233.00
Total Other Assets	$4,370,770.00	$3,514,233.00

Total Assets	$6,477,116.00	$7,819,589.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable
Taxes Payable (refer to Form MOR-4)	4,015.00
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	593,116.00
Amounts Due to Insiders *
Other Postpetition Liabilities (attach schedule)	259,907.00
Total Postpetition Liabilities	$857,038.00	$-
Liabilities Subject to Compromise
Secured Debt		3,576,750.00
Priority Debt	6,122.00	21,836.00
Unsecured Debt	1,280,698.00	3,234,839.00
Total Pre-Petition Liabilities	$1,286,820.00	$6,833,425.00
Total Liabilities	$2,143,858.00	$6,833,425.00

Owner Equity
Capital Stock	9,040.00	9,040.00
Additional Paid-In Capital	5,987,036.00	5,987,036.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(5,009,912.00)	(5,009,912.00)
Retained Earning - Postpetition	3,347,094.00
Adjustments to Owner Equity (attach schedule)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	$4,333,258.00	$986,164.00

Total Liabilities and Owners' Equity	$6,477,116.00	$7,819,589.00

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Deferred income tax assets	$67,193.00	$120,059.00
Deferred costs of business sale		397,995.00
Other receivables	37,276.00	9,495.00
Environmental escrow accounts	500,045.00
	$604,514.00	$527,549.00
Other Assets
Deferred income tax assets	454,210.00	888,294.00
Deferred loan costs	-	98,201.00
Trademark		2,000.00
Accrued income tax - intercompany allocation	-	313,071.00
Account receivable - RCLC	3,916,560.00	2,212,667.00
	$4,370,770.00	$3,514,233.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
Employee 401k deductions	$	-
Other payroll deductions
Sales and use taxes
Accrued vacation, sick, and holiday pay
Accrued audit fees	8,333.00
Accrued line service incentive pay
Accrued interest expense
Accrued other bank charges	3,600.00
Accrued 401k Company match
Accrued credit card fees
Accrued income taxes	133,004.00
Accrued other	19,115.00
Deferred rental income
Intercompany payable - RCPC Liq Corp	95,855.00
	$259,907.00	$-

Adjustments to Owner Equity

	$-	$-

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding	$-	$-	$-		EFT	$-
FICA-Employee	-	-	-			-
FICA-Employer	-	-	-			-
Unemployment	14.40	-	14.40			-
Income						-
Other:	1.29	(1.29)				-
Total Federal Taxes	$15.69	$(1.29)	$14.40			$-

State and Local
Withholding - New Jersey	-	-	-		EFT	-
Withholding - Pennsylvania	-	-	-			-
Sales	3,522.00		-		EFT	3,522.00
Excise						-
Unemployment	493.00	-				493.00
Real Property						-
Personal Property						-
Other:						-
Total State and Local	$4,015.00	$-	$-			$4,015.00

Total Taxes	$4,030.69	$(1.29)	$14.40			$4,015.00

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$-	$-	$-	$-	$-	$-
Wages Payable	-					-
Taxes Payable	4,015.00					4,015.00
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	59,458.00	462,669.00	70,989.00			593,116.00
Amounts Due to Insiders *						-
Other: Accrued expenses	31,048.00					31,048.00
Other: Accrued income taxes	133,004.00					133,004.00
Other: Due to RCPC Liquidating Corp	95,855.00					95,855.00
Total Postpetition Debts	$323,380.00	$462,669.00	$70,989.00	$-	$-	$857,038.00

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	11/01/10 - 11/30/10

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$82,213.26
(+) Amounts billed during the period
(+) Credit balances transferred to prepetition liabilities		23,265.63
(-) Amounts collected during the period		45,964.64
(-) Credit card fees and credits during the period		(348.45)
Total Accounts Receivable at the end of the reporting period			$59,862.70

Accounts Receivable Aging		Amount
0 - 30	days old	-
31 - 60	days old	16,304.85
61 - 90	days old	23,467.36
91 +	days old	20,090.49
Total Accounts Receivable			$59,862.70
Amounts considered uncollectible (Bad Debt)			(11,087.68)
Accounts Receivable (Net)			$48,775.02

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.
4.	Are workers compensation, general liability and other necessary insurance	X
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide
	documentation identifying the opened account(s).		X

Notes:
4	The policies were terminated effective October 15, 2010, upon the sale of the assets and business.